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                                                                    Exhibit 99.2


[POET HOLDINGS, INC. LOGO] AD-HOC NOTICE


POET HOLDINGS, INC. SIGNS AGREEMENT TO MERGE WITH VERSANT CORPORATION.


HAMBURG, GERMANY - SEPTEMBER 29, 2003: Poet Holdings, Inc. (Prime Standard,
ISIN: US7304471094) today announced that it has signed an agreement with Versant Corporation (NASDAQ: VSNT, ISIN: US9252841013) to merge with Versant. Under the agreement Poet shareholders will receive 1.4 Versant shares in exchange for one Poet share, resulting in Poet's stockholders owning approx. 45% of Versant's outstanding shares. Versant will continue to trade on the NASDAQ as VSNT and will also file for a listing on the Frankfurt Stock Exchange.

The Boards of both companies have unanimously approved the transaction. Poet expects to receive shareholder approval at its next shareholder meeting, which Poet intends to reschedule to mid of December. Several affiliated shareholders of Poet and Versant have already signed voting agreements in favor of this transaction.

Following the merger the combined company would have a five-person board of directors with Nick Ordon of Versant to serve as Chairman of the Board. Jochen Witte, Poet's President and CEO, will join Versant's executive team as the President of Versant's European Operations and will be nominated to Versant's Board of Directors. Dr. Herbert May, who is currently the Chairman of the Board of Poet Holdings, will also be nominated to the Versant's Board of Directors.

The combined company is projected to deliver revenues of $30 million and be EBITDA positive in its first year of combined operations. The combined company is also projected to have approx. 175 employees, a very strong balance sheet with no debt, approx. $8 million in cash and equivalents and a worldwide leadership in data and catalog management for the real-time enterprise.


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
POET HOLDINGS, INC.    1065 E. HILLSDALE BLVD. SUITE 205     Phone +1 650 212 3100    eMail investor@poet.de
Investor Relations     CA 94404 Foster City (USA)            Fax +1 650 212 3105      WWW.POET.COM
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[POET HOLDINGS, INC. LOGO] AD-HOC NOTICE


The Board of Poet Holdings, Inc. believes that this merger will create a stable and profitable company with much higher revenues, a wider product range and an excellent worldwide customer base. It will also result in significant savings of legal and financial fees.

Poet holds an open conference call on Tuesday, September 30 at 5 pm German time to answer questions. Please refer to www.poet.de to obtain dial-in information and register for the conference call.

Further information can be found in today's press release.

CONTACT:          Poet Holdings, Inc., Ms. Stoevhase
                  Phone: +49 40 60990-0, investor@poet.com.


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
POET HOLDINGS, INC.    1065 E. HILLSDALE BLVD. SUITE 205     Phone +1 650 212 3100    eMail investor@poet.de
Investor Relations     CA 94404 Foster City (USA)            Fax +1 650 212 3105      WWW.POET.COM
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[POET HOLDINGS, INC. LOGO] AD-HOC NOTICE


ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Versant intends to file with the SEC a registration statement that will include a joint proxy statement/prospectus of Versant and Poet and other relevant materials in connection with the transaction. The joint proxy statement/prospectus will be mailed to the stockholders of Poet and Versant. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE. IT WILL CONTAIN IMPORTANT INFORMATION ABOUT POET, VERSANT AND THE TRANSACTION. The registration statement, joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed by Versant or Poet with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Versant by contacting Investor Relations, Versant Corporation, 6539 Dumbarton Circle, Fremont, CA 94555, 510-789-1500, or Scott Liolios of Liolios Group, Inc., 949-574-3860, scott@liolios.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Poet by contacting Investor Relations, Poet Holdings, Inc., Wiesenkamp 22 b, 22359 Hamburg, Germany, investor@poet.com.


PARTICIPANTS IN THE SOLICITATION

Poet Holdings and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Poet and Versant in favor of the transaction. A list of the names of Poet's executive officers and directors, and a description of their respective interests in Poet, are set forth in Poet's Annual Report on Form 10-K, which was filed with the SEC on March 31, 2003. Investors and security holders may obtain additional information regarding the interests of Poet's executive officers and directors in the transaction by reading the joint proxy statement/prospectus when it becomes available.

Versant and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Versant and Poet in favor of the transaction. A list of the names of Versant's executive officers and directors, and a description of their respective interests in Versant, are set forth in the proxy statement for Versant's 2003 Annual Meeting of Shareholders, which was filed with the SEC on June 26, 2003. Investors and security holders may obtain additional information regarding the interests of Versant's executive officers and directors in the transaction by reading the joint proxy statement/prospectus when it becomes available.


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
POET HOLDINGS, INC.    1065 E. HILLSDALE BLVD. SUITE 205     Phone +1 650 212 3100    eMail investor@poet.de
Investor Relations     CA 94404 Foster City (USA)            Fax +1 650 212 3105      WWW.POET.COM
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[POET HOLDINGS, INC. LOGO] AD-HOC NOTICE


FORWARD LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES

This press release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections. These forward-looking statements include those statements in this press release related to the likelihood of consummation of the proposed merger with Versant, Inc., the anticipated pro forma ownership of Versant following the proposed merger (post-merger Versant being sometimes referred to as the "combined company" or "post-merger Versant"), projected cost-savings and the projected revenues and EBITDA of the combined company following the proposed merger, the future operations of Versant following the proposed merger, potential benefits to customers of the combined company and the attractiveness of such products to customers; the performance capabilities of products of the combined company; post-merger Versant's anticipated marketing and product development plans; the effect of the merger on Versant's and Poet's ability to successfully market their respective products, the cash position of the combined company following the merger, the ability of post-merger Versant to achieve profitability and when profitability will be achieved, the Versant's anticipated future performance; the combined company's ability to offer a broader product line to its customers; Versant's ability to successfully market products which use or leverage off of real-time data; and the combined company's customer base and future geographic presence, in Asia and elsewhere. These forward-looking statements are subject to numerous and significant risks and uncertainties, which may cause actual events or operating results for the combined company to differ materially from the performance and results discussed in or anticipated by the forward-looking statements. Such differences can arise as a result of various factors, including but not limited to changes in the economic environment, delays in or failure to consummate the merger; changes in business strategy, difficulties in effecting anticipated operating expense reductions, failures to realize planned merger synergies; the uncertainty of market demand and future customer adoption of the combined company's products, changes in cash flows or in operating margins for Versant's or Poet's products, litigation, failures to promptly modify each company's operations to attain cost-savings or other benefits, the degree to which Poet's e-catalog product line does or does not gain market acceptance; the uncertainty of demand and the timing of demand for Versant's e-business and real-time applications, possible delays in the release of Versant's new real-time solution offerings and the market acceptance of such offerings, the growth rates of certain market segments, pricing pressures, the competitive environment in the software industry, and the company's ability to penetrate markets, the company's ability to successfully manage its costs and operations and maintain its working capital. These and other related risks are described in more detail in Versant's filings with the Securities and Exchange Commission, including the Company's most recent Reports on Form 10-K and 10-Q made with the Securities and Exchange Commission. The forward-looking statements included in this press release are made only as of the date of this press release, and Poet has no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.


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
POET HOLDINGS, INC.    1065 E. HILLSDALE BLVD. SUITE 205     Phone +1 650 212 3100    eMail investor@poet.de
Investor Relations     CA 94404 Foster City (USA)            Fax +1 650 212 3105      WWW.POET.COM
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